SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


Filed by the Registrant                          [X]

Filed by a Party other than the Registrant       [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 First Variable Rate Fund for Government Income
                (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.
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     (2) Aggregate number of securities to which transaction applies:
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[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange
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paid previously.  Identify previous filing by statement number, or the Form or
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

{Tentative Shareholder Letter from President}

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of the First Variable Rate Fund for Government Income, Calvert First Government Money Market Fund, and to request that you take a few minutes to read the enclosed material and vote your proxy.

You are being asked to vote on two important matters affecting the Fund. The Board of Trustees, including myself, believes these changes are in your Fund's and your best interest. The matters are explained in detail in the enclosed Proxy Statement:

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and vote as quickly as possible. Please vote on this proxy soon so that the Fund does not have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 1-800-368-2750.

Sincerely,

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President

{Preliminary Proxy Statement}


                 First Variable Rate Fund for Government Income
                   Calvert First Government Money Market Fund

                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

This is to notify you that a Special Meeting of Shareholders of Calvert First Government Money Market Fund will be held in the Tenth Floor Conference Room at Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at {time} on Tuesday, November 24, 1998, for the following purposes:

1. To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc.;

2.    To approve revised fundamental investment restrictions for the Fund; and

3. To transact any other business that may properly come before the Special Meeting or any adjournment.


                                                     By Order of the Trustees,

                                                     William M. Tartikoff, Esq.
                                                     Secretary
                                                     {date}


The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is September 23, 1998.


Investment Advisor
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

                            First Variable Rate Fund
                   Calvert First Government Money Market Fund

                                PROXY STATEMENT
                                     {date}


         We are sending this proxy statement to you to ask you to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. and to ask you to approve revised fundamental investment restrictions for the Fund. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important to the Fund. Please call 800-368-2745 if you have questions about this proxy.

Proposal 1.       To approve a new investment advisory agreement with the
investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

Background on CAMCO
         CAMCO is a subsidiary of Calvert Group, Ltd., 100% of which is owned by Acacia Mutual Life Insurance Company, 7315 Wisconsin Avenue, Bethesda, Maryland 20814. The directors and executive officers of CAMCO are listed below. All are officers of both CAMCO and the First Variable Rate Fund except Charles T. Nason and Robert-John H. Sands. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted.

Charles T. Nason, Director. Chairman, President and Chief Executive Officer of The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.

Barbara  J.  Krumsiek,   Director.  President  of  CAMCO  and  President,  Chief
Executive Officer and Vice Chairman of Calvert Group, Ltd.

David R. Rochat, Director and Senior Vice President.

Robert-John H. Sands, Director. Senior Vice President and General Counsel, The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.

Reno J. Martini, Senior Vice President and Chief Investment Officer.

Ronald M. Wolfsheimer, Senior Vice President and Chief Financial Officer.

William M. Tartikoff, Senior Vice President, Secretary, and General Counsel.

Matthew D. Gelfand, Senior Vice President.

Daniel K. Hayes, Vice President.

Susan W. Bender, Assistant Secretary.

Ivy W. Duke, Assistant Secretary.

Lisa Crossley Newton, Assistant Secretary.

Katherine Stoner, Assistant Secretary.

         In addition to the Fund, CAMCO has investment advisory contracts with Calvert Tax-Free Reserves, Calvert Cash Reserves, Calvert Social Investment Fund, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., and Calvert Variable Series, Inc. Each is substantially similar to the Fund's Investment Advisory contract with CAMCO, though the actual fees and breakpoints may vary. Each contract excludes administrative services, except for Calvert Social Investment Fund and The Calvert Fund.

Discussion
         Recently, the Management of CAMCO reviewed several of the Investment Advisory contracts mentioned above. The Investment Advisory contract between First Variable Rate Fund (the "Fund") and CAMCO (the "Contract") was last submitted to shareholders in 1983 due to the sale of Calvert Group, Ltd., CAMCO's parent company, to Acacia Mutual Life Insurance Company. The shareholders of the Fund approved the Contract at a meeting on December 20, 1983, and it was signed January 3, 1984. Since then, the Contract has been approved by the Fund's Trustees on an annual basis, in accordance with the requirements of the Investment Company Act of 1940.

         The terms of the January 1984 contract between CAMCO and the Fund included:
1. The services to be provided to the Fund (manage Fund assets, place orders for securities trades and perform other administrative services);
2. General obligations of CAMCO (manage the Fund in accordance with Fund guidelines and restrictions, under the direction of the Fund's Board of Trustees (the "Board"));
3. Expenses of the Fund (advisory, legal, audit, registration, transfer agent, and custodial fees, taxes, printing and postage, mailing prospectuses);
4. Expense limitation (CAMCO agreed to reimburse the Fund for any expenses over 1% of average daily net assets);
5. Liability issues (CAMCO was not liable for actions unless it was grossly negligent, acted in bad faith, etc.); and
6. The fees to be paid to CAMCO (0.50% for the first $500,000,000 of the Fund's average daily net assets, 0.45% for the next $400,000,000, 0.40% for the next $400,000,000, 0.35% for the next $400,000,000, and 0.30% of all assets in excess of $2,000,000,000. During the 1997 fiscal year ended December 31, 1997, the Fund paid advisory fees of $1,206,618 to CAMCO.

Recommendation
         The Management of CAMCO believes that the Contract needs to be updated and standardized, and made this recommendation to the Fund's Board on June 3, 1998. Please see Appendix A for the Proposed Investment Advisory Contract. After careful consideration of the updates and changes proposed, and upon the advice of outside counsel to the independent trustees, the Board found that the changes are in the best interests of the shareholders of the Fund. The Board approved the following changes, subject to shareholder approval also:

1. Since the Fund is now a Massachusetts business trust, the Fund will be referred to in the Contract as a "Trust" and the Board of Directors will be changed to the Board of Trustees.
2. Administrative services will be provided to the Fund under a new, separate administrative services contract;
3. A new clause has been added to Expenses section of the Fund to allow the Board to approve other legitimate expenses as Fund expenses;
4. The Expense limitation has been removed from the Contract; however, CAMCO has voluntarily agreed to reimburse the Fund for any expenses over 1%; and
5. Because administrative services will be covered under a separate contract, the fees to be paid to CAMCO will be reduced to 0.25% for the first $500,000,000 of the Fund's average daily net assets, 0.225% for the next $400,000,000, 0.20% for the next $400,000,000, 0.175% for the next
$400,000,000, and 0.15% of all assets in excess of $2,000,000,000. Under the new contract, total management fees (advisory fee plus administrative services fee) are expected to remain 0.50% of the Fund's average daily net assets, the same as in previous fiscal years:

                                                 Old            Revised
                                                 Contract       Contract
Annual Fund Operating Expenses
Fiscal Year 1997 (as a percentage of average net assets)

Management Fees                                  0.50%          0.50%
Rule 12b-1 Service and Distribution Fees         None           None
Other Expenses                                   0.32%          0.32%
Total Fund Operating Expenses                    0.82%          0.82%

         The Board recommends that you vote FOR this revised investment advisory agreement between the First Variable Rate Fund and Calvert Asset Management Company, Inc.

Proposal 2.       To approve revised fundamental investment restrictions for the Fund.

Discussion
         First Variable Rate Fund came into existence over 20 years ago. The federal and state laws governing mutual funds have been changed several times since then. The Fund's Prospectus and Statement of Additional Information ("SAI") contain investment policies and restrictions that are more restrictive than the current law. For example, federal Rule 2a-7 under the Investment Company Act of 1940 (the "Rule") states what types of money market securities can be purchased for a money market fund. All money market funds must comply with the Rule. However, the investment policies for the Fund are currently even more stringent than the Rule. This severely restricts the Fund's investments and could potentially reduce the Fund's yield. The fundamental policies concern the Government-guaranteed loan market, investments maturing in more than one year, and repurchase agreements by the Fund to sell a money market security and buy it back (repurchase) at a particular time and price.

         Also in the past few years, many state securities laws have changed or have been superseded by federal securities laws. The Fund, however, must still comply with the old fundamental policies and restrictions, unless you vote to change these policies and restrictions to be in line with the changed regulatory landscape. Below are the old investment restrictions for the Fund, from the SAI:

Fundamental Investment Restrictions
         The Fund may not:
         (1) Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds;
         (2) Borrow money, except from banks as a temporary measure for emergency (not leveraging) purposes in an amount not greater than 25% of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Investment securities will not be purchased while borrowings are outstanding. Borrowings will only be undertaken to facilitate the meeting of redemption requests;
         (3) Pledge its assets, except to secure borrowing for temporary or emergency purposes and then only in an amount up to 25% of its total assets. Although the Fund has the right to pledge in excess of 10% of the value of its assets, it will not do so as a matter of operating policy in order to comply with certain state investment restrictions;
         (4) Sell securities short;
         (5) Write or purchase put or call options;
         (6) Underwrite the securities of other issuers;
         (7) Purchase a security which is subject to legal or contractual restrictions on resale, i.e., restricted securities;
         (8) Purchase or sell real estate investment trust securities, commodities, or oil and gas interests;
         (9) Make loans to others, except for repurchase transactions (the purchase of a portion of publicly distributed debt securities is not considered the making of a loan);
         (10)  Invest  in  companies  for  the  purpose  of  exercising control;  or  invest  in the  securities  of other  investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's deferred compensation plan.

Recommendation
         As explained above, federal law controls what a money market fund can purchase. The Fund intends to operate in accordance with the current law. Federal law also specifies certain investment restrictions that must be fundamental and cannot be changed without a shareholder vote. The policies that are required by law to be fundamental are those concerning diversification (for a money market fund, this is covered by operating under Rule 2a-7), borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries (this is covered by Subchapter M of the Internal Revenue Code).
         The Management of CAMCO has recommended to the Board that the investment policies and restrictions of the Fund be changed to conform to the federal law. That way, if the federal law changes, the Fund restrictions can change accordingly. This gives the Fund more flexibility and may help the Fund to more easily adapt to different investment environments. After careful consideration, and upon the advice of outside counsel, the Board approved the following revised investment restrictions, subject to shareholder approval:

Fundamental Investment Restrictions
         The Fund may not:
         1. Make loans of more than one-third of the total assets of the Fund, or as permitted by law, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or the lending of portfolio securities as detailed in the Prospectus, or as permitted by law. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         2. Issue senior securities or underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         3. Invest directly in commodities, commodity futures contracts, or real estate. (The Fund may invest in securities which are secured by real estate or real estate mortgages, or in the securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.)
         4. Borrow money, except from banks for temporary or emergency purposes, and then only in an amount not to exceed one-third of the Fund's total assets, or as permitted by law. The Fund will not make purchases while its borrowings exceed 5% of total assets. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.

         The Board recommends that you vote FOR these revised fundamental investment restrictions for the Fund.

                              General Information

         As of September 9, 1998, the record date, {#} shares of Calvert First Government Money Market Fund Class O were outstanding. Any shareholder who owned shares on the record date may vote concerning this proxy, even if the shares were later sold. Each of the above proposals must receive approval by a majority of the outstanding shares of the Fund OR the vote of at least 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, whichever is less. Shares have equal rights as to voting.

         The Fund pays for this proxy, including its printing and mailing, which may cost around $5.00 per shareholder. The Fund also pays for any follow-up solicitation of votes. Calvert Group employees and officers may solicit shareholder proxies in person, by mail, by facsimile, by Internet, or by telephone. By voting as soon as possible, you can save the Fund the expense of follow-up mailings and calls.

         If you would like to propose an initiative to go in the next proxy, please submit the proxy proposal by the end of a calendar quarter in order to be submitted to the Fund Board for consideration. Currently, the Fund does not plan to hold a Special Meeting of Shareholders in 1999.

         If you would like an annual or semi-annual report for the Fund, please write to the Fund at Calvert Group, c/o NFDS, 6th Floor, 1004 Baltimore, Kansas City, Missouri, 64105-1807, or call the Fund toll-free at 800-368-2745.

                               Voting Procedures

You may cast your vote using one of the following methods:
1. In person
2. By mail
3. By facsimile
4. By internet (through a secure internet site)
5. By telephone (through a secure telephone system)

         Please take the time to vote! Your vote is extremely important, no matter how large or small your holdings may be. Please vote as soon as possible so that the Fund does not have to mail reminders to vote. Follow-up mailings and telephone calls are expensive for the Fund. This proxy is revocable and you still have the right to vote in person if you attend the Special Meeting.

         Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

         If you plan to vote by mail, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. If you have a trust, you should sign the card with your name as trustee. In any event, please read the instructions before you vote.

                                   PROXY CARD

                 FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
                   CALVERT FIRST GOVERNMENT MONEY MARKET FUND

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares of the Calvert First Government Money Market Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Tuesday, November 24, 1998, at {time} and at any adjournment. This Proxy shall be voted on the proposals described in the Proxy Statement.

NOTE: Please sign exactly as
your name appears on this
Proxy. Please indicate your
title if signing in a
fiduciary capacity, such as
executor, administrator,
trustee, guardian, etc.
Corporate and partnership
proxies should be signed by
an authorized person,
including title.

                              Date: ________________________, 1998

                              __________________________________

                              __________________________________
                              Signature(s)/(Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

--------------------------------------------------------------------------

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc.

         [ ] For           [ ] Against      [ ] Abstain


2.       To approve revised fundamental investment restrictions for the Fund.

         [ ] For           [ ] Against      [ ] Abstain


{Insert instructions here for facsimile, telephone and internet voting}

                                   APPENDIX A

                     PROPOSED INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

         INVESTMENT ADVISORY AGREEMENT, made this ___ day of ___________, 1998, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation having its principal place of business in Bethesda, Maryland (the "Advisor"), and FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME, a Massachusetts business trust created pursuant to a Declaration of Trust filed with the Secretary of State of the Commonwealth of Massachusetts (the "Trust"), both having their principal place of business at 4550 Montgomery Avenue, Bethesda, Maryland.

         WHEREAS, the Trust has been organized to operate as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Declaration of Trust, its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), as amended; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory, research services and other management services; and

         WHEREAS, the Advisor has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering management, and investment advisory services to investment companies and desires to provide such services to the Trust;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Advisor. The Trust hereby employs the Advisor to manage the investment and reinvestment of the Trust assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the following services and to assume the following obligations:

         a. The Advisor shall manage the investment and reinvestment of the Trust's assets, subject to and in accordance with the investment objectives and policies of the Trust and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of the Trust's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to the Trust's portfolio securities shall be exercised. The Advisor shall render regular reports to the Trust's Board of Trustees concerning the Trust's investment activities.

         b. The Advisor shall, in the name of the Trust on behalf of the Trust, place orders for the execution of the Trust's portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the 1933 Act, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of the Trust's portfolio transactions the Advisor shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and the places required by Rule 31a-2 under the 1940 Act.

         c. The Advisor shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Advisor shall pay the salaries and fees of all Trustees and executive officers who are employees of the Advisor or its affiliates ("Advisor Employees").

3. Expenses of The Trust. The Trust shall pay all expenses other than those expressly assumed by the Advisor herein, which expenses payable by the Trust shall include, but are not limited to:

         a.       Fees to the Advisor as provided herein;

         b.       Legal and audit expenses;

         c. Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

         d. Expenses of the transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;

         e. Salaries, fees and expenses of Trustees and executive officers of the Trust, other than Advisor Employees;

         f.       Taxes and corporate fees levied against the Trust;

         g. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

         h.       Expenses, including interest, of borrowing money;

         i. Expenses incidental to meetings of the Trust's shareholders and the maintenance of the Trust's organizational existence;

         j. Expenses of printing stock certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Trust;

         k. Expenses of preparing and typesetting of prospectuses of the Trust;

         l. Expenses of printing and distributing prospectuses to shareholders of the Trust;

         m.       Association membership dues;

         n.        Insurance premiums for fidelity and other coverage; and

         o. Such other legitimate Trust expenses as the Board of Trustees may from time to time determine are properly chargeable to the Trust.

4.       Compensation of Advisor.

         a. As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Trust shall pay to the Advisor within ten (10) days after the last day of each calendar month a fee equal on an annualized basis to 0.25% of the value of the first $500,000,000 of the Trust's net assets determined for each calendar day, 0.225% of the next $400,000,000 of such assets, 0.20% of the next $400,000,000 of such assets, 0.175% of the next $700,000,000 of such assets, and 0.15% of all such assets in excess of $2,000,000,000.

                  Such fee shall be computed and accrued daily. Upon termination of this Agreement before the end of any calendar month, the fee for such period shall be prorated. For purposes of calculating the Advisor's fee, the daily value of the Trust's net assets shall be computed by the same method as the Trust uses to compute the value of its net assets in connection with the determination of the net asset value of Trust shares.

         b. The Advisor reserves the right (i) to waive all or part of its fee and (ii) to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Advisor. The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers, or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as a shareholder or otherwise.

6. Use of Names. The Trust shall not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; provided, however, that the Advisor shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and, provided, further, that in no event shall such approval be unreasonably withheld. The Advisor shall not use the name of the Trust or any Trust in any material relating to the Advisor in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Advisor hereunder or which are required by the SEC; and, provide, further, that in no event shall such approval be unreasonably withheld.

7. Liability of the Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

9. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to the Trust, unless sooner terminated as hereinafter provided, through December 31, 1998, and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time, without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Trust upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust. This Agreement may be amended at any time by the parties, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME


By:  ________________________


CALVERT ASSET MANAGEMENT COMPANY, INC.


By:  ________________________